Supplement to the

Fidelity® Series Emerging Markets Fund

A Fund of Fidelity Investment Trust

STATEMENT OF ADDITIONAL INFORMATION

October 5, 2008

Fidelity Series Emerging Markets Fund is comprised of multiple classes of shares. References to the fund are deemed to include class where applicable.

Effective August 17, 2009, Colin Chickles no longer serves as a co-manager of Fidelity Series Emerging Markets Fund. All references to Mr. Chickles in the "Management Contract" section beginning on page 30 are no longer applicable.

Effective February 27, 2009, John Hynes no longer serves as a co-manager of Fidelity Series Emerging Markets Fund. All references to Mr. Hynes in the "Management Contract" section beginning on page 30 are no longer applicable.

The following information supplements similar information found in the "Management Contract" section beginning on page 30.

Sub-Adviser - FMR Japan. On behalf of the fund, FMR has entered into a sub-advisory agreement with FMR Japan. Pursuant to the sub-advisory agreement, FMR may receive from the sub-adviser investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-adviser investment management authority and the authority to buy and sell securities if FMR believes it would be beneficial to the fund (discretionary services). FMR, and not the fund, pays the sub-adviser.

ILFB-09-03 October 5, 2009
1.881205.103

Supplement to the

Fidelity® Diversified International Fund, Fidelity Europe Fund, Fidelity Japan Fund,
Fidelity Overseas Fund, Fidelity Series Emerging Markets Fund, and Fidelity Southeast Asia Fund

Funds of Fidelity Investment Trust

Class F

STATEMENT OF ADDITIONAL INFORMATION

May 18, 2009

Effective August 17, 2009, Colin Chickles no longer serves as a co-manager of Fidelity Series Emerging Markets Fund. All references to Mr. Chickles in the "Management Contract" section beginning on page 37 are no longer applicable.

F-COM10B-09-01 October 5, 2009
1.902959.100